Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Omni Bio Pharmaceutical, Inc. (the “Company”) on Form 10-K/A for the transition period from December 31, 2008 to March 31, 2009 (the “Report”), I, Charles A. Dinarello, Acting Chief Executive Officer of the Company, hereby certify that, to the best of my knowledge:
(1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by this report.

Date: November 8, 2010	/s/ Charles A. Dinarello
Charles A. Dinarello
Acting Chief Executive Officer